Related Parties	6 Months Ended
Jun. 30, 2020
Related Party Transactions [Abstract]
Related Parties

Note 8 - Related Parties

The Group received subscription payments from its then sole shareholder prior to Business Combination to meet the capital needs, which were reflected in the consolidated statements of changes in equity. In addition, the sole shareholder also funded the Group's working capital needs and the Group repaid and provided advances to the shareholder from time to time, which were recorded in due from or due to shareholder included in the consolidated balance sheets. Any advances received from and made to the shareholder are non-interest bearing and due on demand.

Prior to the Closing, an individual shareholder owns 100% of the LFGL's outstanding shares which were initially financed with subscription receivable from the shareholder recorded as a reduction to equity. The shareholder has been making subscription payments based on the capital needs. As of January 1, 2019, subscription receivable from shareholder was $3,022,606.

During six months ended June 30, 2019, the shareholder did not make payments towards the subscription receivable; the Group received and fully repaid the advances from shareholder for working capital needs in an aggregate of approximately $1,501,000, and provided advances to shareholder in an aggregate of approximately $4,433,000 accounted for as due from shareholder.

During six months ended June 30, 2020, dividends paid to the individual shareholder were $385,901; the Group received and fully repaid the advances from shareholder for working capital needs in an aggregate of approximately $1,426,000.

Also see Note 6 for a description of a short-term loan received from a related party in November 2019.